Supplement Dated November 30, 1999 to the Quantitative Group of Funds Prospectus dated August 1, 1999

The following information has been amended and applies to all sections where Quantitative Group of Funds is stated:

As of November 30, 1999 the Quantitative Group of Funds is now doing business as Quant Funds. The series of Funds is as follows:

The Quantitative Growth and Income Fund is now the Quant Growth and Income Fund

The Quantitative Mid Cap Fund is now the Quant Mid Cap Fund

The Quantitative Small Cap Fund is now the Quant Small Cap Fund

The Quantitative Emerging Markets Fund is now the Quant Emerging Markets Fund

The Quantitative Foreign Value Fund is now the Quant Foreign Value Fund

The Quantitative International Equity Fund is now the Quant International
  Equity Fund

All Quant Funds are available in Ordinary and Institutional
Shares. For more information on any of the fees and expenses related to the Funds, please refer to page 5 of the prospectus.





(11/30/99)